THIS SPECIAL WARRANT INDENTURE is made the 12th day of September, 2000.
BETWEEN:

          SPECTRUM SIGNAL PROCESSING INC., 200 - 2700
          Production Way, Burnaby, British Columbia, V5A 4X1

          (herein called the "Corporation")

                                                               OF THE FIRST PART

AND:

          MONTREAL TRUST COMPANY OF CANADA, of 3rd Floor,
          510 Burrard Street, Vancouver, British Columbia, V6C 3B9

          (herein called the "Trustee")

                                                              OF THE SECOND PART

          WHEREAS the Corporation is proposing to create and issue Special Warrants in the manner herein set forth; AND WHEREAS one Special Warrant shall entitle the holder thereof to acquire one Common Share and one Warrant of the Corporation, subject to adjustment in certain circumstances, at no additional cost upon the terms and conditions herein set forth;

          AND WHEREAS all acts and deeds necessary have been done and performed to make the Special Warrants when issued, as in this Indenture provided, legal, valid and binding upon the Corporation with the benefits and subject to the terms of this Indenture;

          NOW THEREFORE THIS INDENTURE WITNESSETH that in consideration of the mutual covenants and agreements of the parties contained herein, the parties hereto agree as follows:

                                   ARTICLE 1
                                 INTERPRETATION

1.1       Definitions

          In this Indenture, including the recitals and schedules hereto and in all indentures supplemental hereto:

          (a) "Adjustment Period" means the period from and including the date of issuance of the Special Warrants up to and including the Time of Expiry;

          (b) "Applicable Legislation" means the provisions of the Company Act (British Columbia) as from time to time amended, and any statute of Canada or a province thereof, and the regulations under any

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                                      -2-


               such named or other statute, relating to trust indentures or to the rights, duties and obligations of trustees and of corporations under trust indentures, to the extent that such provisions are at the time in force and applicable to this Indenture;

          (c) "Business Day" means a day which is not Saturday or Sunday or a statutory holiday in British Columbia or Ontario;

          (d) "Common Shares" means fully paid and non-assessable common shares of the Corporation as presently constituted;

          (e) "Corporation's Auditors" means a firm of chartered accountants duly appointed as auditors of the Corporation;

          (f) "Counsel" means a barrister or solicitor acceptable to the Trustee;

          (g) "Current Market Price" of the Common Shares at any date means the simple average of the closing trading price per share for such shares for the 20 consecutive Trading Days immediately preceding such date on The Toronto Stock Exchange or, if on such date the Common Shares are not listed on The Toronto Stock Exchange, on such stock exchange upon which such shares are listed and as selected by the directors (provided that if on any day in such 20 Trading Day period no closing price per share is reported by such exchange, the average of the reported closing bid and ask prices on such exchange shall be deemed to be the closing price per share for such day), or, if such shares are not listed on any stock exchange, then on such over-the-counter market as may be selected for such purpose by the directors;

          (h)  "Effective Date" means the date of this Indenture;

          (i) "Equity Shares" means the Common Shares and any shares of any other class or series of the Corporation which may from time to time be authorized for issue if by their terms such shares confer on the holders thereof the right to participate in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation beyond a fixed sum or a fixed sum plus accrued dividends;

          (j) "Exercise Date" means, with respect to any Special Warrant, the date on which the Warrant Certificate representing a Special Warrant is surrendered for exercise or otherwise deemed to have been exercised in accordance with the provisions of Article 3;

          (k) "Exercise Period" means the period commencing on the Shareholder Approval Date and ending at the Time of Expiry;

          (l) "Filing Jurisdictions" means each of the provinces in the Selling Jurisdictions where Special Warrants are sold;


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                                      -3-


          (m) "Notice of Compliance" means notice in writing from the Corporation to the Trustee to the effect that the Qualification Date and the Shareholder Approval Date have occurred, specifying whether there has been any distribution of the Common Shares in which the Warrantholders are entitled to participate or any adjustment to the number of Common Shares and Warrants issuable on exercise or deemed exercise of the Special Warrants as contemplated in Section 2.2 hereof;

          (n) "Notice of Non-Compliance" means notice in writing from the Corporation to the Trustee to the effect that, either of the Shareholder Approval Date or the Qualification Date has not occurred prior to the Retraction Time.

          (o) "Notice of Shareholder Approval" means notice in writing from the Corporation to the Trustee to the effect that the Shareholder Approval Date has occurred.

          (p)  "Permitted Investments" means:

               (i) obligations of or guaranteed by the government of Canada or any province of Canada;

               (ii) certificates  of deposits,  term deposit,  receipts,  bearer deposit notes or bankers' acceptances issued or accepted by, deposited placed with, or other obligations of or guaranteed by any Canadian chartered bank, or any trust company or other financial institution incorporated under the laws of Canada or of a province of Canada, the short-term debt obligations of which are rated, at the date of acquisition, at least A 1 by Canadian Bond Rating Service Inc. or R 1 (middle) by Dominion Bond Rating Service Limited; and

               (iii)any  other  obligations  which  are  rated,  at the  date of acquisition, or which are guaranteed by a person the obligations of which are rated, at the date of acquisition, at least as highly as the levels specified in clause (i) of this definition;

          (q) "person" means an individual, body corporate, partnership, trust, trustee, executor, administrator, legal representative or any unincorporated organization;

          (r) "Prospectus" means a (final) prospectus and any amendments thereto, to be filed with the Securities Commissions qualifying the distribution of the Common Shares and Warrants issuable upon the exercise or deemed exercise of the Special Warrants;

          (s) "Qualification Date" means the day on which a Receipt is issued for the Prospectus by the last of the Securities Commission to do so;

          (t) "Receipt" means a MMRS decision document issued by or on behalf of a Securities Commission for a Prospectus pursuant to National Policy 43 201 and a receipt issued for a Prospectus by any Securities Commission that opts out of the MMRS system;


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                                      -4-


          (u)  "Regulation D" means Regulation D of the U.S. Securities Act;

          (v)  "Regulation S" means Regulation S of the U.S. Securities Act;

          (w) "Restricted Proceeds" means an amount equal to the aggregate purchase price for the Special Warrants issued by the Corporation hereunder;

          (x)  "Retraction Date" means January 10, 2001;

          (y) "Retraction Expiry Time" means 4:30 p.m. Vancouver time on January 17, 2001;

          (z) "Retraction Right" means the right of a holder of Special Warrants to compel the Corporation to repurchase the Special Warrants represented by each Special Warrant Certificate for the Warrant Purchase Price for each Special Warrant repurchased together with accrued interest less any withholding tax in circumstances where the Qualification Date does not occur prior to the Retraction Time;

          (aa) "Retraction   Time"  means  4:30  p.m.   Vancouver  time  on  the
               Retraction Date;

          (bb) "Securities Commission" means the securities commissions or similar regulatory authorities in the Filing Jurisdictions;

          (cc) "Securities Laws" means the applicable securities laws of the Provinces of British Columbia, Ontario and Alberta, and the respective regulations made and forms prescribed thereunder together with all applicable published policy statements and blanket orders and rulings of the Securities Commission;

          (dd) "Selling Jurisdictions" means the Provinces of British Columbia, Ontario and Alberta;

          (ee) "Shareholder" means a holder of record of one or more Common Shares;

          (ff) "Shareholder Approval Date" means the date the Corporation has received shareholder approval for the issuance of the Common Shares issuable upon exercise of the Special Warrants and the Warrants in accordance with the policies of the Toronto Stock Exchange;

          (gg) "Special Warrant Purchase Price" means $4.25 in lawful money of Canada per Special Warrant;

          (hh) "Special Warrants" means warrants issued by the Corporation in registered form in accordance with the terms and conditions of this Indenture;

          (ii) "this Special Warrant Indenture", "this Indenture", "herein", "hereby" and similar expressions mean and refer to this Indenture and any indenture, deed or instrument supplemental hereto; and the expressions "Article", "Section", "subsection" and "paragraph" followed by a number mean and refer to the specified article, section, subsection or paragraph of this Indenture;


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                                      -5-


          (jj) "Time of Expiry" means 4:30 p.m., Vancouver time, on the earlier of:

               (i)  the first business day after the Qualification Date; or

               (ii) the first  Business Day  following  the date which is twelve
                    (12) months after the Effective Date, provided that if the Shareholder Approval Date has not occurred as of the Qualification Date, the Time of Expiry shall be 4:30 p.m. Vancouver time on the first Business Day following the date which is twelve (12) months after the Effective Date;

          (kk) "Trading Day" means, with respect to a stock exchange, a day on which such exchange is open for the transaction of business;

          (ll) "Transfer Agent" means the Transfer Agent for the time being of the Common Shares;

          (mm) "U.S. Securities Act" means the United States Securities Act of 1933, as amended;

          (nn) "Warrant" means the one common share purchase warrant to be issued by the Corporation on the conversion of one Special Warrant, in registered form, in accordance with the terms and conditions of an indenture to be entered into between the Corporation and the Trustee. Each whole warrant will entitle the holder to acquire one Common Share at any time on or before the first Business Day following the date which is eighteen (18) months after the date of issue of all Warrants at the Warrant Exercise Price, subject to appropriate adjustments to such number and such exercise price in the event of, among other things, certain issuances of securities by the Corporation and changes in capital structure of the Corporation and will contain such other terms and conditions as are customarily included in such an indenture;

          (oo) "Warrant Agency" means the principal office of the Trustee in the City of Vancouver, British Columbia and Toronto, Ontario;

          (pp) "Warrant Certificate" means a certificate issued on or after the Effective Date to evidence Special Warrants;

          (qq) "Warrant Exercise Price" means each Warrant's respective exercise price, being $4.75 per Common Share if exercised on or before 4:30 p.m., Vancouver time, on the first Business Day following the date which is eighteen (18) months after the date of issue of the Warrants, in lawful money of Canada unless such price shall have been adjusted in accordance with the provisions of the Indenture governing the Warrants, in which case it shall mean the adjusted price then in effect;

          (rr) "Warrantholder" means a holder of record of one or more Special Warrants;


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                                      -6-


          (ss) "Warrantholders" or "holders" means the persons who, after the Effective Date, are registered owners of Special Warrants;

          (tt) "Warrantholders' Request" means an instrument signed in one or more counterparts by Warrantholders entitled to acquire in the aggregate not less than 10% of the aggregate number of Common Shares which could be acquired pursuant to all Special Warrants then unexercised and outstanding, requesting the Trustee to take some action or proceeding specified therein; and

          (uu) "written order of the Corporation", "written request of the Corporation", "written consent of the Corporation" and "certificate of the Corporation" mean, respectively, a written order, request, consent and certificate signed in the name of the Corporation by its Chairman, President, a Vice-President, or a director and, in addition, by its Secretary, Treasurer, or a director, and may consist of one or more instruments so executed.

1.2       Gender and Number

          Unless herein otherwise expressly provided or unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing gender include all genders.

1.3       Interpretation  not Affected by Headings, Etc.

          The division of this Indenture into Articles, Sections, subsections and paragraphs, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture.

1.4       Day Not a Business Day

          In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken at or before the requisite time on the next succeeding day that is a Business Day.

1.5       Time of the Essence

          Time shall be of the essence of this Indenture.

1.6       Currency

          Except as otherwise expressly provided, all dollar amounts herein are expressed in Canadian dollars.

1.7       Applicable Law This Indenture and the Warrant

          Certificates shall be construed in accordance with the laws of the Province of British Columbia and shall be treated in all respects as British Columbia contracts.


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                                      -7-


                                   ARTICLE 2
                           ISSUE OF SPECIAL WARRANTS

2.1       Issue of Special Warrants

          (a) 1,764,705 Special Warrants, entitling the holders thereof to acquire an aggregate of 1,764,705 Common Shares and 1,764,705 Warrants, subject to adjustment in accordance with Article 4 hereof, are hereby created and authorized to be issued.

          (b) The Warrant Certificates shall be substantially in the form set out in Schedule "A" hereto, shall be dated in respect of any Warrant Certificate as of the Effective Date in respect of those Special Warrants represented by the Warrant Certificate (including all replacements issued in accordance with this Indenture), shall bear such distinguishing letters and numbers as the Corporation may, with the approval of the Trustee, prescribe, and shall be issuable in any denomination excluding fractions.

2.2       Form and Terms of Special Warrants

          (a) One Special Warrant authorized to be issued hereunder shall entitle the holder thereof to acquire, in accordance with and subject to the terms of Article 3 hereof and at no additional cost to the holder one Common Share and one Warrant subject to adjustment in accordance with Article 4 hereof;

          (b) No fractional Special Warrants, Common Shares or Warrants shall be issued or otherwise provided for hereunder.

          (c) The number of Common Shares and Warrants which may be acquired pursuant to the Special Warrants shall be adjusted in the events and in the manner specified in Article 4.

2.3       Warrantholder not a Shareholder

          Except as provided for in subsection 5.1(g), nothing in this Indenture or in the holding of a Special Warrant itself evidenced by a Warrant Certificate or otherwise, shall, in itself, confer or be construed as conferring upon a Warrantholder any right or interest whatsoever as a Shareholder or as any other shareholder of the Corporation, including, but not limited to, the right to vote at, to receive notice of, or to attend, meetings of shareholders or any other proceedings of the Corporation, or the right to receive dividends and other distributions.

2.4       Special Warrants to Rank Pari Passu

          All Special Warrants shall rank pari passu, whatever may be the actual date of issue of the same.


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                                      -8-


2.5       Signing of Warrant Certificates

          The Warrant Certificates shall be signed under seal by any one director or officer of the Corporation. The signature of such director or officer may be mechanically reproduced in facsimile and Warrant Certificates bearing such facsimile signature shall be binding upon the Corporation as if they had been manually signed by such director or officer. Notwithstanding that any of the persons whose manual or facsimile signature appears on any Warrant Certificate as such director or officer may no longer hold office at the date of such Warrant Certificate or at the date of certification or delivery thereof, any Warrant Certificate signed as aforesaid shall, subject to Section 2.6, be valid and binding upon the Corporation and the holder thereof shall be entitled to the benefits of this Indenture.

2.6       Countersignature by the Trustee

          (a) No Warrant Certificate shall be issued or, if issued, shall be valid for any purpose or entitle the holder to the benefit hereof until it has been countersigned by manual signature by or on behalf of the Trustee substantially in the form of the certificate set out in Schedule "A" hereto, and such countersignature by the Trustee upon any Warrant Certificate shall be conclusive evidence as against the Corporation that the Warrant Certificate so certified has been duly issued hereunder and that the holder is entitled to the benefits hereof.

          (b) The countersignature of the Trustee on Warrant Certificates issued hereunder shall not be construed as a representation or warranty by the Trustee as to the validity of this Indenture or the Warrant Certificates (except the due countersigning thereof) and the Trustee shall in no respect be liable or answerable for the use made of the Warrant Certificate or any of them or of the consideration therefor except as otherwise specified herein.

2.7       Issue in Substitution for Warrant Certificates Lost, Etc.

          (a) In case any of the Warrant Certificates shall become mutilated or be lost, destroyed or stolen, the Corporation, subject to applicable law, shall issue and thereupon the Trustee shall certify and deliver, a new Warrant Certificate of like tenor as the one mutilated, lost, destroyed or stolen in exchange for and in place of and upon cancellation of such mutilated Warrant Certificate, or in lieu of and in substitution for such lost, destroyed or stolen Warrant Certificate, and the substituted Warrant Certificate shall be in a form approved by the Trustee and shall be entitled to the benefits hereof and shall rank equally in accordance with its terms and all other Warrant Certificates issued or to be issued hereunder.

          (b) The applicant for the issue of a new Warrant Certificate pursuant to this Section 2.7 shall bear the cost of the issue thereof and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Corporation and to the Trustee such evidence of ownership and of the loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Corporation and to the Trustee in their sole discretion, and such applicant

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                                      -9-


               may also be required to furnish an indemnity and surety bond in amount and form satisfactory to the Corporation and the Trustee in their discretion and shall pay the reasonable charges of the Corporation and the Trustee in connection therewith.

2.8       Exchange of Warrant Certificates

          (a) Warrant Certificates representing Special Warrants to acquire any specified number of Common Shares and Warrants, may, upon compliance with the reasonable requirements of the Trustee, be exchanged for another Warrant Certificate or Warrant Certificates entitling the holder thereto to acquire in the aggregate the same number of Common Shares and Warrants as may be acquired under the Warrant Certificate or Warrant Certificates so exchanged.

          (b) Warrant Certificates may be exchanged only at the Warrant Agency or at any other place that is designated by the Corporation with the approval of the Trustee. Any Warrant Certificate tendered for exchange shall be cancelled and surrendered to the Trustee at the Warrant Agency.

2.9       Charges for Exchange

          Except as otherwise herein provided, the Warrant Agency shall charge to the holder reasonable fees for each new Warrant Certificate issued in exchange for Warrant Certificate(s); and payment of such charge and reimbursement of the Trustee or the Corporation for any and all stamp taxes or governmental or other charges required to be paid shall be made by such holder as a condition precedent to such exchange.

2.10      Ownership of Special Warrants


          (a) The Corporation and the Trustee will deem and treat the registered owner of any Special Warrant as the beneficial owner thereof for all purposes and neither the Corporation nor the Trustee shall be affected by any notice to the contrary.

          (b) Subject to the provisions of this Indenture and applicable law, the Warrantholder shall be entitled to the rights and privileges attaching to the Special Warrants and the issue of Common Shares and Warrants by the Corporation upon the exercise of Special Warrants by any Warrantholder in accordance with the terms and conditions herein contained shall discharge all responsibilities of the Corporation and the Trustee with respect to such Special Warrants and neither the Corporation nor the Trustee shall be bound to inquire into the title of any such holder.

2.11      Registration and Transfer

          (a) The Corporation will at all times cause to be kept by and at the office of the Trustee in the cities of Vancouver, British Columbia and Toronto, Ontario, and at such other place or places, if any, as may be designated by the Corporation with the approval of the Trustee, registers in which names and addresses of Warrantholders and particulars of the Special Warrants held by them will be entered, such registration to be noted on the Special Warrants by the Trustee or other registrar.

          (b) No transfer of a Special Warrant will be valid unless made on one of the registers to be kept by and at the office of the Trustee in the cities of Vancouver, British Columbia and Toronto, Ontario, or at such other place or places, if any, as may be designated by the Corporation with the approval of the Trustee, on surrender to the Trustee of the Warrant Certificate duly endorsed by, or accompanied by, a written instrument of transfer in form satisfactory to the Trustee executed by the registered holder or his executors, administrators, or other legal representative or his or their attorney duly appointed by instrument in writing in form and execution satisfactory to the Trustee or other registrar upon compliance with such reasonable requirements as the Trustee may prescribe, nor unless such transfer will have been noted on the Special Warrant register by the Trustee or other registrar.

          (c) The Special Warrants may not be offered, sold or transferred in the United States or to or from the account or benefit of a person in the United States unless an exemption from registration under the U.S. Securities Act and applicable state securities laws is available and the Warrantholder has presented to the Corporation evidence of the availability of the exemption satisfactory to the Corporation.

          (d) The registers referred to in subsection 2.11(a) hereof will, during business hours, be open to the inspection of the Corporation and any person designated by it in writing and any Warrantholder free of charge. In addition, every registrar will from time to time when requested to do so by the Corporation or by the Trustee furnish the Corporation or the Trustee with a list of the names and addresses of the Warrantholders whose Special Warrants are listed on the register kept by such registrar and showing the number of Special Warrants registered in the name of each such holder.

2.12      Legend Requirements

          The Trustee acknowledges that the Special Warrants, Common Shares and Warrants have not been registered under the U.S. Securities Act. Each Special Warrant originally issued to a person in the United States or transferred to a person in the United States and all certificates representing Common Shares and Warrants issued upon the exercise of such Special Warrants in accordance with
Article 3 hereof (and each Special Warrant certificate, Common Share certificate or Warrant certificate issued in exchange therefor or in substitution on transfer thereof) shall be overprinted with the following legend:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION

          THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER, OR (D) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION AFTER PROVIDING AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION TO EFFECT THAT REGISTRATION IS NOT REQUIRED. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY' IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. AT ANY TIME THE CORPORATION IS A "FOREIGN ISSUER" AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT, A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY", MAY BE OBTAINED FROM MONTREAL TRUST COMPANY OF CANADA UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO MONTREAL TRUST COMPANY OF CANADA AND THE CORPORATION, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATIONS UNDER THE SECURITIES ACT;

provided, that if the Common Shares or Warrants are being sold outside of the United States in compliance with Rule 904 of Regulation S under the U.S. Securities Act at the time that the Corporation is a "foreign issuer" as defined in Rule 902 of Regulation S under the U.S. Securities Act, the legend may be removed by providing a declaration to the Transfer Agent for the Common Shares of the Corporation and the Warrant Agency for the Warrants, in such form as the Corporation may prescribe from time to time, it being understood that the Corporation has instructed Montreal Trust Company of Canada to accept the form of declaration set forth below, but reserves the right to change the form of declaration to reflect applicable law or practice or to suspend removal of legends if it should determine that such removal is not consistent with applicable law:

          "The undersigned (a) acknowledges that the sale of the securities of Spectrum Signal Processing Inc. to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") and (b) certifies that (1) the undersigned is not an affiliate of the Corporation as that term is defined under the U.S. Securities Act, (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States or (B) the transaction was executed on or through the facilities of The Toronto Stock Exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as that term is defined in Rule 144(a)(3) under the U.S. Securities Act), (5) the seller does not intend to replace such securities with fungible unrestricted securities and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S."

2.13      Certain Transfers

          (a) If the Warrant Certificates tendered for transfer bears the legend set forth in Section 2.12 hereof the Trustee shall not issue or register a Warrant Certificate for the Special Warrants represented thereby in the name of or for the benefit of a person outside the United States until the Trustee receives the declaration referred to in Section 2.12.

          (b) If the transferee of a Special Warrant is in the United States, the Warrant Certificate issued to such transferee shall be overprinted with the legend set forth in Section 2.12, and the requirement of Section 2.12 related to legending the Common Shares and Warrants upon exercise of the Special Warrants shall also apply, unless the Corporation receives an opinion of counsel in form and substance satisfactory to it that no legend is required.

                             ARTICLE 3 EXERCISE OF
                                SPECIAL WARRANTS

3.1       Notice of Compliance or Non Compliance

          Upon occurrence of the Qualification Date and the Shareholder Approval Date prior to the Retraction Time, the Corporation shall forthwith, and in any event not later than the first business day thereafter, give a Notice of Compliance to the Trustee. In the event that either of the Qualification Date or the Shareholder Approval Date has not occurred prior to the Retraction Time, the Corporation shall forthwith, and in any event not later than the first business day thereafter, give a Notice of Non-Compliance to the Trustee.

3.2       Notice of Qualification Date

          Upon receipt by the Trustee of a Notice of Compliance, the Trustee shall forthwith give notice to the Warrantholders specifying that the Qualification Date has occurred prior to the Retraction Time and specifying the remainder of the Exercise Period. If the Trustee has received a Notice of Non-Compliance, the Trustee shall forthwith, and in any event not later than the first business day thereafter, give notice to the Warrantholders specifying that the Qualification Date and/or the Shareholder Approval Date has not occurred prior to the Retraction Time and that the Warrantholders are entitled pursuant to Section 3.6 to surrender their Warrant Certificates to the Trustee and obtain repayment of the Special Warrant Purchase Price per Special Warrant for the Special Warrants represented by their Warrant Certificate surrendered to the Trustee together with interest earned thereon less any withholding tax by way of repurchase of such Special Warrants and receive a Warrant Certificate representing the balance of the Special Warrants represented by their Warrant Certificate which were not so repurchased and, in addition, the Trustee shall specify the Retraction Expiry Time.

3.3       Right to Exercise

          Upon and subject to the provisions and conditions of this Article, the holder of a Special Warrant may, at his option, at any time and from time to time after the Shareholder Approval Date and up to the Time of Expiry, exercise the right to acquire one Common Share and one Warrant for each Special Warrant held (subject to adjustment as provided in Article 4) without payment of any consideration by completing the Notice of Exercise attached to the Certificate and delivering it and the Certificate to the Trustee at its principal office in the city of Vancouver, British Columbia or Toronto, Ontario, or at any other place or places that may be designated by the Corporation with the approval of the Trustee.

3.4       Deemed Exercise

          Any Special Warrant not exercised pursuant to subsection 3.3 prior to the Time of Expiry will be deemed to have been exercised by the holder thereof and surrendered (without any further action on the part of the holder or the Corporation) immediately prior to the Time of Expiry, provided that if the Shareholder Approval Date has not occurred prior to the Time of Expiry any Special Warrants then outstanding will be deemed to have been retracted without any further action on the part of the holder or the Corporation, whereupon the holders will be entitled to receive by the fifth Business Day following the Time of Expiry an amount equal to the Special Warrant Purchase Price for each Special Warrant so retracted together with interest earned thereon in accordance with
Section 6.4 hereof from the date  hereof to and  including  the Time of Expiry;.

3.5       Exercise after Non-Compliance

          If the Qualification Date does not occur prior to the Retraction Time, but the Shareholder Approval Date has occurred, the holder of Special Warrants may nevertheless exercise his Special Warrants not otherwise surrendered for retraction during the remainder of the Exercise Period. Any such exercise, or any deemed exercise pursuant to Section 3.4 hereof, shall be subject to the holder providing such assurances and executing such documents as may, in the reasonable opinion of the Corporation or the Trustee, be required to ensure compliance with applicable Securities Laws.

3.6       Repayment after Non-Compliance

          If the Qualification Date and/or the Shareholder Approval Date does not occur prior to the Retraction Time, a holder of Special Warrants may, during the period commencing on the first Business Day after the Retraction Date and ending at the Retraction Expiry Time, elect to exercise, in whole or in part, his Retraction Right. Such election may only be made by the holder surrendering the Warrant Certificate representing his Special Warrants, with Part B of the Notice of Exercise attached thereto having been completed and executed by the holder, to the Trustee at its principal office in the city of Vancouver, British Columbia or Toronto, Ontario or at any other place or places that may be designated by the Corporation with the approval of the Trustee, whereupon the holder will be entitled to receive, by the fifth Business Day following the Retraction Expiry Time, an amount equal to the Special Warrant Purchase Price for that number of the Special Warrants represented by the holder's Warrant Certificate so surrendered for repurchase together with interest earned thereon in accordance with Section 6.4 hereof from the date hereof to and including the Retraction Expiry Time and to have a new Warrant Certificate issued representing the balance of the Special Warrants of the holder. Warrant Certificates shall only be deemed to have been surrendered for repurchase upon personal delivery thereof to or, if sent by mail or other means of transmission, upon actual receipt by the Trustee at one of the offices specified in this Section.

3.7       Effect of Exercise or Deemed Exercise of Special Warrants

          (a) Upon the exercise or deemed exercise of the Special Warrants pursuant to the provisions of Sections 3.3 or 3.4 hereof, respectively, the Common Shares and Warrants thereby issuable shall be deemed to have been issued and the Warrant Certificates cancelled and the person or persons to whom such securities are to be issued shall be deemed to have become the holder of record of such Common Shares and Warrants on the Exercise Date unless the registers of the Corporation shall be closed on such date, in which case the Common Shares and Warrants shall be deemed to have been issued, and such person or persons deemed to have become the holder or holders of record of such Common Shares and Warrants on the date on which such registers are reopened.

          (b) As promptly as possible after the Exercise Date of a Special Warrant as aforesaid, the Corporation shall cause to be delivered to the person or persons in whose name or names the Common Shares and Warrants have been issued at the address specified in the register maintained by the Trustee or, if otherwise specified in writing, cause to be delivered to such person or persons at the Warrant Agency, certificates for the appropriate number of Common Shares and Warrants so issued and shall, if applicable, deliver to the Warrantholder a Warrant Certificate or Warrant Certificates representing the balance of the Special Warrants remaining after such partial exercise.

3.8       Securities Restrictions

          (a) Notwithstanding anything herein contained, Common Shares and Warrants will only be issued upon exercise of the Special Warrants in compliance with the Securities Laws of any applicable jurisdiction, and without limiting the generality of the foregoing, in the event that the Special Warrants are exercised pursuant to Section 3.3 or deemed to have been exercised pursuant to Section 3.4 prior to the issuance of a receipt for the Prospectus by each of the Securities Commissions, the certificates representing the Common Shares and Warrants thereby issued will bear such legend as may, in the opinion of Counsel to the Corporation, acting reasonably, be necessary in order to avoid a violation of any Securities Laws of any province in Canada, the United States or any other jurisdiction or to comply with the requirements of any stock exchange on which the Common Shares and Warrants are listed, provided that if, at any time, in the opinion of Counsel to the Corporation, such legends are no longer necessary in order to avoid a violation of any such laws, or the holder of any such legended certificate, at the holder's expense, provides the Corporation with evidence satisfactory in form and substance to the Corporation, acting reasonably, (which may include an opinion of counsel satisfactory to the Corporation), to the effect that such holder is entitled to sell or otherwise transfer such Common Shares and Warrants in a transaction in which such legends are not required, such legended certificate may thereafter be surrendered to the Corporation in exchange for a certificate which does not bear such legend.

          (b) Special Warrants may not be exercised in the United States or by or on behalf of a person in the United States, nor will certificates for Common Shares and Warrants issuable upon exercise of Special Warrants be registered or delivered to an address in the United States without registration under the U.S. Securities Act and the securities laws of all applicable states, unless an exemption from registration is available. The Corporation may, at its option, require an opinion of counsel or other evidence in form and substance satisfactory to the Corporation, acting reasonably, as to the availability of the exemption.

                                   ARTICLE 4
               ADJUSTMENT OF NUMBER OF COMMON SHARES AND WARRANTS

4.1       Adjustment of Number of Common Shares and Warrants

          The acquisition rights in effect at any date attaching to the Special Warrants shall be subject to adjustment from time to time as follows:

          (a) if and whenever at any time from the date hereof and prior to the Time of Expiry, the Corporation shall:

               (i) subdivide, redivide or change its outstanding Common Shares into a greater number of shares;

               (ii) reduce, combine or consolidate its outstanding Common Shares into a smaller number of shares, or

               (iii)issue   Common   Shares  or   securities   exchangeable   or
                    convertible to Common Shares ("Convertible Securities") to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend or other distribution;

               the number of Common Shares and Warrants obtainable under each Special Warrant shall each be adjusted immediately after the effective date of the events referred to in (i) and (ii) above or the record date for the issue of the Common Shares of the Convertible Securities referred to in (iii) above by multiplying the number of Common Shares and Warrants theretofore obtainable on the exercise of the Special Warrants by a fraction of which the numerator shall be the total number of Common Shares outstanding immediately after such date or, in the case of the issue of convertible securities the total number of Common Shares outstanding immediately after such date plus the total number of Common Shares issuable upon conversion or exchange of such convertible securities and the denominator shall be the total number of Common Shares outstanding immediately prior to such date. Such adjustment shall be made successively whenever any event referred to in this subsection shall occur and any issue of Common Shares or convertible securities by way of a stock dividend is deemed to have occurred on the record date for such dividend for the purpose of calculating the number of outstanding common shares under this subsection;

          (b) if and whenever at any time from the date hereof and prior to the Time of Expiry, there is a reclassification or redesignation of the Common Shares or a capital reorganization of the Corporation other than as described in subsection 4.1(a) or a consolidation, arrangement, amalgamation or merger of the Corporation with or into any other body corporate, trust, partnership or other entity, or a sale or conveyance of the property and assets of the Corporation as an entirety or substantially as an entirety to any other body corporate, trust, partnership or other entity, any Warrantholder who has not exercised his right of acquisition prior to the effective date of such reclassification, redesignation, capital reorganization, consolidation, arrangement, amalgamation, merger, sale or conveyance, upon the exercise of such right thereafter, shall be entitled to receive and shall accept, in lieu of the number of Common Shares and Warrants then sought to be acquired by him, the number of shares or other securities or property of the Corporation or of the body corporate, trust, partnership or other entity resulting from such merger, amalgamation, arrangement, or consolidation, or to which such sale or conveyance may be made, as the case may be, that such Warrantholder would have been entitled to receive on such reclassification, redesignation, capital reorganization, consolidation, arrangement, amalgamation, merger, sale or conveyance, if, on the record date or the effective date thereof, as the case may be, the Warrantholder had been the registered holder of the number of Common Shares and Warrants receivable upon the exercise of Special Warrants then held. If determined appropriate by the Trustee to give effect to or to evidence the provisions of this subsection 4.1(b), the Corporation, its successor, or such purchasing body corporate, partnership, trust or other entity, as the case may be, shall, prior to or contemporaneously with any such reclassification, redesignation, capital reorganization, consolidation, amalgamation, arrangement, merger, sale or conveyance, enter into an indenture which shall provide, to the extent possible, for the application of the provisions set forth in this Indenture with respect to the rights and interests thereafter of the Warrantholders to the end that the provisions set forth in this Indenture shall thereafter correspondingly be made applicable, as nearly as may reasonably be, with respect to any shares, other securities or property to which a Warrantholder is entitled on the exercise of his acquisition rights thereafter. Any indenture entered into between the Corporation and the Trustee pursuant to the provision of this subsection 4.1(b) shall be a supplemental indenture entered into pursuant to the provisions of Article 9 hereof. Any indenture entered into between the Corporation, any successor to the Corporation or such purchasing body corporate, partnership, trust or other entity and the Trustee shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Section 4.1 and which shall apply to successive reclassifications, redesignations, capital reorganizations, consolidations, arrangements, amalgamations, mergers, sales or conveyances;

          (c) if and whenever at any time from the date hereof and prior to the Time of Expiry, the Corporation shall fix a record date for the issuance of rights, options or warrants to all or substantially all the holders of the Common Shares pursuant to which those holders are entitled to subscribe for, purchase or otherwise acquire Common Shares or securities converted into Common Shares (the "Convertible Securities") within a period of not more than 45 days from such record date at a price per share, or at a conversion price per share, of less than 95% of the Current Market Price on such record date (any such issuance being herein called a "Rights Offering" and Common Shares that may be acquired in exercise of the Rights Offering, or upon conversion of the Convertible Securities offered by the Rights Offering, being herein called the "Offered Shares"), the number of Common Shares and Warrants obtainable under each Special Warrant shall be adjusted effective immediately after the applicable record date by multiplying the number of Common Shares and Warrants theretofore obtainable on the exercise of the Special Warrants by a fraction:

               (i) the numerator of which shall be the sum of (a) the number of Common Shares Shares outstanding on the record date plus (b) the number of Offered Shares offered pursuant to the Rights Offering or the maximum number of Offered Shares into which the Convertible Securities so offered pursuant to the Rights Offering may be; and

               (ii) the denominator of which shall be the sum of:

                    A. the number of Common Shares outstanding on the record date; and

                    B.   the number  arrived  at when (I) either the  product of
                         (a) the number of Offered Shares so offered and (b) the price at which those shares are offered, or the product of (c) the conversion price thereof and (d) the number of Offered Shares for or into which the Convertible Securities so offered pursuant to the Rights Offering may be converted, as the case may be, is divided by
                         (II) the Current Market Price of the Shares on the record date.

               Any Offered Shares owned by or held for the account of the Company or a subsidiary of the Company shall be deemed not to be outstanding for the purpose of any such computation; if all the rights, options or warrants are not so issued or if all rights, options or warrants are not exercised prior to the expiration thereof, the number of Common Shares and Warrants obtainable under each Special Warrant shall be readjusted to the number of Common Shares and Warrants obtainable under each Special Warrant in effect immediately prior to the record date, and the number of Common Shares and Warrants obtainable under each Special Warrant shall be further adjusted based upon the number of Offered Shares (or Convertible Securities that are convertible into Offered
               Shares) actually delivered upon the exercise of the rights, options or warrants, as the case may be, but subject to any other adjustment required hereunder by reason of any event arising after that record date;

          (d) in any case in which this Article 4 shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Corporation may defer, until the occurrence of such event, issuing to the holder of any Special Warrant exercised after such record date and before the occurrence of such event the additional Common Shares and Warrants issuable upon such exercise by reason of the adjustment required by such event before giving effect to such adjustment; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional Common Shares and Warrants upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Common Shares and Warrants which may be acquired upon the exercise of Special Warrants declared in favour of holders of record of Common Shares and Warrants on and after the Exercise Date or such later date as such holder would, but for the provisions of this subsection (d), have become the holder of record of such additional Common Shares and Warrants pursuant to Section 4.1; and

          (e) the adjustments provided for in this Article 4 in the number of Common Shares and Warrants and classes of securities which are to be received on the exercise of Special Warrants, are cumulative. After any adjustment pursuant to this Section 4.1, the terms "Common Shares" and "Warrants" where used in this Indenture shall be interpreted to mean securities of any class or classes which, as a result of such adjustment and all prior adjustments pursuant to this Section 4.1, the Warrantholder is entitled to receive upon the exercise of his Special Warrant, and the number of Common Shares and Warrants indicated by any exercise made pursuant to a Special Warrant shall be interpreted to mean the number of Common Shares and Warrants or other property or securities a Warrantholder is entitled to receive, as a result of such adjustment and all prior adjustments pursuant to this
               Section 4.1, upon the full exercise of a Special Warrant.

4.2       Entitlement to Common Shares and Warrants on Exercise of Special
          Warrant

          All shares of any class, or other securities which a Warrantholder is at the time in question entitled to receive on the exercise of his Special Warrant, whether or not as a result of adjustments made pursuant to this Section shall, for the purposes of the interpretation of this Indenture, be deemed to be shares and other securities which such Warrantholder is entitled to acquire pursuant to such Special Warrant.

4.3       Determination by Corporation's Auditors

          In the event of any question arising with respect to the adjustments provided for in this Article 4 such question shall be conclusively determined by the Corporation's auditors who shall have access to all necessary records of the Corporation, and such determination shall be binding upon the Corporation, the Trustee, all Warrantholders and all other persons interested therein.

4.4       Proceedings Prior to any Action Requiring Adjustment

          As a condition precedent to the taking of any action which would require an adjustment in any of the acquisition rights pursuant to any of the Special Warrants, including the number of Common Shares and Warrants which are to be received upon the exercise thereof, the Corporation shall take any corporate action which may, in the opinion of counsel, be necessary in order that the Corporation has unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares which the holders of such Special Warrants are entitled to receive on the full exercise thereof in accordance with the provisions hereof.

4.5       Additional Adjustments

          If and whenever at anytime during the Exercise Period, the Corporation shall take any action affecting or relating to the Common Shares or Warrants, other than any action described in this Article, which in the opinion of the directors, acting reasonably and in good faith, would prejudicially affect the rights of any Warrantholders, the acquisition rights in effect at any date attaching to the Special Warrants will be adjusted by the directors in such manner, if any, and at such time, as the directors may, acting reasonably and in good faith, determine to be equitable in the circumstances to such Warrantholders.

4.6       Certificate of Adjustment

          The Corporation shall from time to time immediately after the occurrence of any event which requires an adjustment or readjustment as provided in Article 4, deliver a certificate of the Corporation to the Trustee specifying the nature of the event requiring the same and the amount of the adjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

4.7       Protection of Trustee

          The Trustee:

          (a) shall not at any time be under any duty or responsibility to any Warrantholder to determine whether any facts exist which may require any adjustment contemplated by Section 4.1 or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making the same;

          (b) shall not be accountable with respect to the validity or value (or the kind or amount) of any Common Shares and Warrants or of any shares or other securities or property which may at any time be issued or delivered upon the exercise of the rights attaching to any Special Warrant;

          (c) shall not be responsible for any failure of the Corporation to issue, transfer or deliver Common Shares and Warrants or certificates for the same upon the surrender of any Special Warrants for the purpose of the exercise of such rights or to comply with any of the covenants contained in this Article 4; and

          (d) shall not incur any liability or responsibility whatever or be in any way responsible for the consequences of any breach on the part of the Corporation of any of the representations, warranties or covenants herein contained or of any acts of the agents or servants of the Corporation.

                                   ARTICLE 5
                    RIGHTS OF THE CORPORATION AND COVENANTS

5.1       General Covenants

          The Corporation covenants with the Trustee that so long as any Special Warrants remain outstanding:

          (a) it will reserve and keep available a sufficient number of Common Shares for the purpose of enabling it to satisfy its obligations to issue Common Shares upon the exercise of the Special Warrants and the Warrants.

          (b) it will cause the Common Shares and the Warrants and the certificates representing the same from time to time acquired pursuant to the exercise of the Special Warrants to be duly issued and delivered in accordance with the Warrant Certificates and the terms hereof;

          (c) all Common Shares which shall be issued upon exercise of the right to acquire provided for herein and in the Warrant Certificates and in the Warrants shall be fully paid and non-assessable;

          (d) it will use its best efforts to maintain its corporate existence, carry on and conduct its business in a prudent manner in accordance with industry standards and good business practice, keep or cause to be kept proper books of account in accordance with applicable law, and, if and whenever required in writing by the Trustee, file with the Trustee copies of all annual financial statements of the Corporation furnished to shareholders during the term of this Indenture;

          (e) it will use its best efforts to ensure that all Common Shares of the Corporation outstanding or issuable from time to time continue to be listed on the Toronto Stock Exchange, NASDAQ National Market and such other exchange or electronic trading facility satisfactory to the directors of the Corporation;

          (f) it will make all requisite filings under applicable securities legislation including those necessary to remain a reporting issuer not in default in the Provinces of British Columbia and Ontario until fifteen business days following the earlier of the Qualification Date and the Retraction Date and, if the Qualification Date has not occurred by the Retraction Date, it will use its reasonable best efforts to maintain that status for a period of one year from the date hereof;

          (g) it will as soon as practicable file with and use its reasonable commercial efforts to obtain a Receipt on or before 120 days after the Closing Date from or on behalf of each of the Securities Commissions for the Prospectus so that the resale of Common Shares and Warrants issuable upon exercise of the Special Warrants and the Common Shares issuable upon exercise of the Warrants will not be subject to the prospectus requirements nor any "hold period" under applicable securities legislation in such Filing Jurisdictions (except that it is not required to take such steps solely to enable a resale of Common Shares and Warrants from the holdings of a "control person", as defined in applicable securities laws, if a "hold period" would otherwise be applicable);

          (h) it will send written notice to the Trustee and to each holder of Special Warrants of the issuance of the Receipts referred to in subsection 5.1(g), together with a copy of the Prospectus, specifying the date on which the Special Warrants expire and, in the case of the Trustee, copies of the receipts, as soon as practicable but, in any event, not later than two Business Days after the latest date on which such a receipt is issued by or on behalf of any of the Securities Commissions, such notice to be sent by mail to the addresses of such holders appearing in the register of the Warrantholders maintained by the Trustee;

          (i) if the Corporation pays a dividend or makes any other distribution in cash or property or securities of the Corporation (including rights, options or warrants to acquire Common Shares or securities convertible into or exchangeable for Common Shares and including evidences of its indebtedness) to Shareholders prior to the Expiry Date, the Corporation agrees that it will pay the same amount of such dividend or make the same distribution to the Warrantholders, as if they were holders of such number of Common Shares which such Warrantholders are entitled to acquire upon the exercise of the Special Warrants. The Corporation will mail a notice to each holder of Special Warrants specifying the particulars of such payment or distribution within two (2) Business Days of such payment or distribution;

          (j) if the Corporation shall not have received a receipt for the Prospectus on or before 120 days after the Closing Date, the Corporation will continue, until such time as the Common Shares and Warrants issuable upon the exercise or deemed exercise of the Special Warrants are not subject to a statutory "hold period" under applicable securities laws in the Filing Jurisdictions, to use its reasonable commercial efforts to obtain a Receipt for the Prospectus from each of the Securities Commissions;

          (k) it will provide to Warrantholders copies of all documentation required to be provided by applicable law to registered holders of Common Shares, as if such Warrantholders were registered shareholders of the Corporation; and

          (l) generally, it will well and truly perform and carry out all of the acts or things to be done by it as provided in this Indenture.

5.2       Trustee's Remuneration and Expenses

          The Corporation covenants that it will pay to the Trustee from time to time reasonable remuneration for its services hereunder and will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in the administration or execution of the trusts hereby created (including the reasonable compensation and the disbursements of its counsel and all other advisers and assistants not regularly in its employ) both before any default hereunder and thereafter until all duties of the Trustee hereunder shall be finally and fully performed, except any such expense, disbursement or advance as may arise from the negligence or bad faith of the Trustee.

5.3       Performance of Covenants by Trustee

          If the Corporation shall fail to perform any of its covenants contained in this Warrant Indenture, the Trustee may notify the Warrantholders of such failure on the part of the Corporation or may itself perform any of the said covenants capable of being performed by it, but shall be under no obligation to perform said covenants or to notify the Warrantholders of such performance or non-performance by it. All sums expended or advanced by the Trustee in so doing shall be repayable as provided in Section 5.2. No such performance, expenditure or advance by the Trustee shall relieve the Corporation of any default hereunder or of its continuing obligations under the covenants herein contained.

                                   ARTICLE 6
                         ESCROW OF RESTRICTED PROCEEDS

6.1       Deposit of Restricted Proceeds in Escrow

          The Corporation agrees to cause to be deposited on its behalf, the Restricted Proceeds in escrow with the Trustee and hereby irrevocably authorizes and instructs the Trustee to retain the Restricted Proceeds in trust for the benefit of the Corporation and the Warrantholders upon and subject to the following irrevocable authorizations and instructions to deal with the Restricted Proceeds in accordance with the provisions of this Article.

6.2      Investment of Funds

          The Restricted Proceeds deposited with the Trustee hereunder, pending any release or application thereof as required in accordance with the provisions of this Article, shall be held in the Trustee's trust account or invested by the Trustee in its name in Permitted Investments in accordance with any directions of the Corporation from time to time given to the Trustee or, in the absence of any such directions, shall be invested by the Trustee in its name in accordance with Section 10.4.

6.3       Release of Funds to the Corporation

          If the Trustee has received from the Corporation a Notice of Compliance prior to the Retraction Time, the Trustee shall pay to the Corporation forthwith and in any event not later than five Business Days after receipt of a Notice of Compliance an amount equal to the Restricted Proceeds and all interest earned thereon while the monies were held by the Trustee less any amounts paid or to be paid to the Trustee in accordance with Section 5.2.

6.4       Surrender of Special Warrants for Repayment

          If the Trustee has received from the Corporation a Notice of Non-Compliance, the Trustee shall forthwith, and in any event not later than five Business Days following the Retraction Expiry Time, pay:

          (a) to Warrantholders who have elected in accordance with Section 3.6 hereof to require the Corporation to repurchase the Special Warrants represented by each Warrant Certificate the aggregate Warrant Purchase Price for those Special Warrants as are required to be repurchased together with their proportionate share of the interest earned thereon less any withholding tax; and

          (b) to the Corporation an amount equal to the Restricted Proceeds together with all interest earned thereon while the monies were held by the Trustee less the aggregate amounts paid to the Warrantholders pursuant to subsection 6.4(a) above and less any amounts paid or to be paid to the Trustee under Section 5.2 hereof less any withholding tax.

6.5       Deemed Surrender of Special Warrants for Repayment

          If the Trustee has not received a Notice of Shareholder Approval prior to the Time of Expiry, the Trustee shall forthwith, and in any event not later than five Business Days following the Expiry Time, pay to Warrantholders in respect of any Special Warrant then outstanding the aggregate Warrant Purchase Price for their Special Warrants together with their proportionate shares of the interest earned thereon less any withholding tax proved that no such payment shall be made to the Corporation unless and until the Trustee has received a Notice of Shareholder Approval.

6.6       Method of Repayment

          No later than the fifth Business Day after the Retraction Expiry Time, the Trustee will mail to each Warrantholder who has elected in accordance with
Section 3.6 hereof to require the Corporation to repurchase the Special Warrants represented by each Warrant Certificate the holder of such Special Warrant, or to such person as such holder may otherwise specify by written notice given to the Trustee prior to such mailing, at the address of such holder or, if so specified, of such person, or, if specified by written notice given to the Trustee prior to such mailing, will deliver to such holder or person at the place where such Warrant Certificate was surrendered, a cheque made payable to the order of such holder or, if so specified, such person in the applicable amount as determined in accordance with Section 6.4, whichever is applicable, plus an amount (less any tax required to be withheld therefrom) equal to the pro rata portion of the interest earned on the Restricted Proceeds with respect to such Special Warrants as were repurchased from the date hereof to the Retraction Expiry Date. Any payment made in accordance with the provisions of this section shall, to the extent of the sum represented thereby (plus the amount of any tax so withheld), satisfy and discharge all liability of the Corporation with respect to such payment, unless such cheque is not paid at par on presentation. In the event of non-receipt of any such cheque by the person to whom it is so sent as aforesaid, or the loss or destruction thereof, the Trustee will issue to such person a replacement cheque for a like amount upon being furnished with such evidence of non-receipt, loss or destruction and with such indemnity as the Trustee may reasonably require.

                                   ARTICLE 7
                                  ENFORCEMENT

7.1       Suits by Warrantholders

          All or any of the rights conferred upon any Warrantholder by any of the terms of the Warrant Certificates or of the Indenture, or of both, may be enforced by the Warrantholder by appropriate proceedings but without prejudice to the right which is hereby conferred upon the Trustee to proceed in its own name to enforce each and all of the provisions herein contained for the benefit of the Warrantholders.

7.2       Limitation of Liability

          The obligations hereunder are not personally binding upon, nor shall resort hereunder be had to, the private property of any of the past, present or future directors or shareholders of the Corporation or any successor corporation or any of the past, present or future officers, employees or agents of the Corporation or any successor corporation, but only the property of the Corporation or any successor corporation shall be bound in respect hereof.

7.3       Waiver of Default

          Upon the happening of any default hereunder:

          (a) the holders of not less than 75% of the Special Warrants then outstanding shall have power (in addition to the powers exercisable by extraordinary resolution as provided in Section 8.10) by requisition in writing to instruct the Trustee to waive any default hereunder and the Trustee shall thereupon waive the default upon such terms and conditions as shall be prescribed in such requisition; or

          (b) the Trustee shall have power to waive any default hereunder upon such terms and conditions as the Trustee may deem advisable, if, in the Trustee's opinion based on the advice of Counsel, the same shall have been cured or adequate provision made therefor;

provided that no delay or omission of the Trustee or of the Warrantholders to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver of any such default or acquiescence therein and provided further that no act or omission either of the Trustee or of the Warrantholders shall extend to or be taken in any manner whatsoever to affect any subsequent default hereunder or the rights resulting therefrom.

                                   ARTICLE 8
                           MEETINGS OF WARRANTHOLDERS

8.1       Right to Convene Meetings

          The Trustee may at any time and from time to time, and shall on receipt of a written request of the Corporation or of a Warrantholders' Request and upon being indemnified and funded to its reasonable satisfaction by the Corporation or by the Warrantholders signing such Warrantholders' Request against the costs which may be incurred in connection with the calling, and holding of such meeting, convene a meeting of the Warrantholders. In the event of the Trustee failing to convene a meeting within seven days after receipt of such written request of the Corporation or such Warrantholders' Request and indemnity and funding given as aforesaid, the Corporation or such Warrantholders, as the case may be, may convene such meeting. Every such meeting shall be held in the City of Vancouver, British Columbia or at such other place as may be approved or determined by the Trustee.

8.2       Notice

          At least fourteen (14) days' prior notice of any meeting of Warrantholders shall be given to the Warrantholders in the manner provided for in Section 10.2 and a copy of such notice shall be sent by mail to the Trustee (unless the meeting has been called by the Trustee) and to the Corporation (unless the meeting has been called by the Corporation). Such notice shall state the time when and the place where the meeting is to be held, shall state briefly the general nature of the business to be transacted thereat and shall contain such information as is reasonably necessary to enable the Warrantholders to make a reasoned decision on the matter, but it shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article 8.

8.3       Chairman

          An individual (who need not be a Warrantholder) designated in writing by the Trustee shall be chairman of the meeting and if no individual is so designated, or if the individual so designated is not present within 15 minutes from the time fixed for the holding of the meeting, the Warrantholders present in person or by proxy shall choose some individual present to be chairman.

8.4       Quorum

          Subject to the provisions of Section 8.11, at any meeting of the Warrantholders a quorum shall consist of Warrantholders present in person or by proxy and entitled to acquire at least 25% of the aggregate number of Common Shares which could be acquired pursuant to all the then outstanding Special Warrants. If a quorum of the Warrantholders shall not be present within 30 minutes from the time fixed for holding any meeting, the meeting, if summoned by the Warrantholders or on a Warrantholders' Request, shall be dissolved; but in any other case the meeting shall be adjourned to the same day in the next week (unless such day is not a Business Day, in which case it shall be adjourned to the next following Business Day) at the same time and place and no notice of the adjournment need be given. Any business may be brought before or dealt with at an adjourned meeting which might have been dealt with at the original meeting in accordance with the notice calling the same. No business shall be transacted at any meeting unless a quorum be present at the commencement of business. At the adjourned meeting the Warrantholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened, notwithstanding that they may not be entitled to acquire at least 25% of the aggregate number of Common Shares which may be acquired pursuant to all then outstanding Special Warrants.

8.5       Power to Adjourn

          The chairman of any meeting at which a quorum of the Warrantholders is present may, with the consent of the meeting, adjourn any such meeting, and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

8.6       Show of Hands

          Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands except that votes on an extraordinary resolution shall be given in the manner hereinafter provided. At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

8.7       Poll and Voting

          On every extraordinary resolution, and on any other question submitted to a meeting and after a vote by show of hands when demanded by the chairman or by one or more of the Warrantholders acting in person or by proxy and entitled to acquire in the aggregate at least 5% of the aggregate number of Common Shares which could be acquired pursuant to all the Special Warrants then outstanding, a poll shall be taken in such manner as the chairman shall direct. Questions other than those required to be determined by extraordinary resolution shall be decided by a majority of the votes cast on the poll. On a show of hands, every person who is present and entitled to vote, whether as a Warrantholder or as proxy for one or more absent Warrantholders, or both, shall have one vote. On a poll, each Warrantholder present in person or represented by a proxy duly appointed by instrument in writing shall be entitled to one vote in respect of each whole Common Share which he is entitled to acquire pursuant to the Special Warrant or Special Warrants then held or represented by him. A proxy need not be a Warrantholder. The chairman of any meeting shall be entitled, both on a show of hands and on a poll, to vote in respect of the Special Warrants, if any, held or represented by him.

8.8       Regulations

          The Trustee, or the Corporation with the approval of the Trustee, may from time to time make and from time to time vary such regulations as it shall think fit for:

          (a) the setting of the record date for a meeting for the purpose of determining Warrantholders entitled to receive notice of and to vote at a meeting;

          (b) the issue of voting certificates by any bank, trust company or other depository satisfactory to the Trustee stating that the Warrant Certificates specified therein have been deposited with it by a named person and will remain on deposit until after the meeting, which voting certificates shall entitle the persons named therein to be present and vote at any such meeting and at any adjournment thereof or to appoint a proxy or proxies to represent them and vote for them at any such meeting and at any adjournment thereof in the same manner and with the same effect as though the persons so named in such voting certificates were the actual bearers of the Warrant Certificates specified therein;

          (c) the deposit of voting certificates and instruments appointing proxies at such place and time as the Trustee, the Corporation or the Warrantholders convening the meeting, as the case may be, may in the notice convening the meeting direct;

          (d) the deposit of voting certificates and instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be mailed, cabled, telegraphed or sent by other means of electronic transmission before the meeting to the Corporation or to the Trustee at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting;

          (e)  the form of the instrument of proxy; and

          (f) generally for the calling of meetings of Warrantholders and the conduct of business thereat.

          Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as such regulations may provide, the only persons who shall be recognized at any meeting as a Warrantholder, or be entitled to vote or be present at the meeting in respect thereof (subject to Section 8.9), shall be Warrantholders or their counsel, or proxies of Warrantholders.

                                      -280


8.9       Corporation and Trustee may be Represented

          The Corporation and the Trustee, by their respective directors and officers, and the counsel for the Corporation and for the Trustee may attend any meeting of the Warrantholders, but shall have no vote as such unless in their capacity as a Warrantholder.

8.10      Powers Exercisable by Extraordinary Resolution

          In addition to all other powers conferred upon them by any other provisions of this Indenture or by law, the Warrantholders at a meeting shall, subject to the provisions of Section 8.11, have the power, exercisable from time to time by extraordinary resolution:

          (a) to agree to any modification, abrogation, alteration, compromise or arrangement of the rights of Warrantholders or the Trustee in its capacity as trustee hereunder or on behalf of the Warrantholders against the Corporation whether such rights arise under this Indenture or the Warrant Certificates or otherwise;

          (b) to amend, alter or repeal any extraordinary resolution previously passed or sanctioned by the Warrantholders;

          (c) to direct or to authorize the Trustee to enforce any of the covenants on the part of the Corporation contained in this Indenture or the Warrant Certificates or to enforce any of the rights of the Warrantholders in any manner specified in such extraordinary resolution or to refrain from enforcing any such covenant or right;

          (d) to waive, and to direct the Trustee to waive, any default on the part of the Corporation in complying with any provisions of this Indenture or the Warrant Certificates either unconditionally or upon any conditions specified in such extraordinary resolution;

          (e) to restrain any Warrantholder from taking or instituting any suit, action or proceeding against the Corporation for the enforcement of any of the covenants on the part of the Corporation in this Indenture or the Warrant Certificates or to enforce any of the rights of the Warrantholders.

          (f) except as contemplated in subsection 8.10(e) above, to direct any Warrantholder who, as such, has brought any suit, action or proceeding to stay or to discontinue or otherwise to deal with the same upon payment of the costs, charges and expenses reasonably and properly incurred by such Warrantholder in connection therewith;

          (g) to assent to any change in or omission from the provisions contained in the Warrant Certificates and this Indenture or any ancillary or supplemental instrument which may be agreed to by the Corporation, and to authorize the Trustee to concur in and execute any ancillary or supplemental indenture embodying the change or omission;

          (h) with the consent of the Corporation, to remove the Trustee or its successor in office and to appoint a new trustee or trustees to take the place of the Trustee so removed; and

          (i) to assent to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with holders of any shares or other securities of the Corporation.

8.11      Meaning of Extraordinary Resolution

          (a) The expression "extraordinary resolution" when used in this Indenture means, subject as hereinafter provided in this Section
               8.11 and in Section 8.14, a resolution proposed at a meeting of Warrantholders duly convened for that purpose and held in accordance with the provisions of this Article 8 at which there are present in person or by proxy Warrantholders entitled to acquire at least 51% of the aggregate number of Common Shares which may be acquired pursuant to all the then outstanding Special Warrants and passed by the affirmative votes of Warrantholders entitled to acquire not less than 75% of the aggregate number of Common Shares which may be acquired pursuant to all the then outstanding Special Warrants represented at the meeting and voted on the poll upon such resolution.

          (b) If, at any meeting called for the purpose of passing an extraordinary resolution, Warrantholders entitled to acquire at least 51% of the aggregate number of Common Shares which may be acquired pursuant to all the then outstanding Special Warrants are not present in person or by proxy within 30 minutes after the time appointed for the meeting, then the meeting, if convened by Warrantholders or on a Warrantholders' Request, shall be dissolved; but in any other case it shall stand adjourned to such day, being not less than 15 or more than 60 days later, and to such place and time as may be appointed by the chairman. Not less than ten days' prior notice shall be given of the time and place of such adjourned meeting in the manner provided for in Section
               11.2. Such notice shall state that at the adjourned meeting the Warrantholders present in person or by proxy did not form a quorum but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting the Warrantholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in subsection 8.11(a) shall be an extraordinary resolution within the meaning of this Indenture notwithstanding that Warrantholders entitled to acquire at least 51% of the aggregate number of Common Shares which may be acquired pursuant to all the then outstanding Special Warrants are not present in person or by proxy at such adjourned meeting.

          (c) Votes on an extraordinary resolution shall always be given on a poll and no demand for a poll on an extraordinary resolution shall be necessary.

8.12      Powers Cumulative

          Any one or more of the powers or any combination of the powers in this Indenture stated to be exercisable by the Warrantholders by extraordinary resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time shall not be deemed to exhaust the right of the Warrantholders to exercise such power or powers or combination of powers then or thereafter from time to time.

8.13      Minutes

          Minutes of all resolutions and proceedings at every meeting of Warrantholders shall be made and duly entered in books to be provided from time to time for that purpose by the Trustee at the expense of the Corporation, and any such minutes as aforesaid, if signed by the chairman or the secretary of the meeting at which such resolutions were passed or proceedings had shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes shall have been made shall be deemed to have been duly convened and held, and all resolutions passed thereat or proceedings taken shall be deemed to have been duly passed and taken.

8.14      Instruments in Writing

          All actions which may be taken and all powers that may be exercised by the Warrantholders at a meeting held as provided in this Article 8 may also be taken and exercised by Warrantholders entitled to acquire at least 75% of the aggregate number of Common Shares which may be acquired pursuant to all the then outstanding Special Warrants by an instrument in writing signed in one or more counterparts by such Warrantholders in person or by attorney duly appointed in writing, provided that such instrument was submitted to, and the expression "extraordinary resolution" when used in this Indenture shall include an instrument so signed.

8.15      Binding Effect of Resolutions

          Every resolution and every extraordinary resolution passed in accordance with the provisions of this Article 8 at a meeting of Warrantholders shall be binding upon all the Warrantholders, whether present at or absent from such meeting, and every instrument in writing signed by Warrantholders in accordance with Section 8.14 shall be binding upon all the Warrantholders, whether signatories thereto or not, and each and every Warrantholder and the Trustee (subject to the provisions for indemnity herein contained) shall be bound to give effect accordingly to every such resolution and instrument in writing.

8.16      Holdings by Corporation Disregarded

          In determining whether Warrantholders holding Warrant Certificates evidencing the entitlement to acquire the required number of Common Shares are present at a meeting of Warrantholders for the purpose of determining a quorum or have concurred in any consent, waiver, extraordinary resolution, Warrantholders' Request or other action under this Indenture, Special Warrants owned legally or beneficially by the Corporation or any subsidiary of the Corporation shall be disregarded in accordance with the provisions of Section 11.7.

                                   ARTICLE 9
                            SUPPLEMENTAL INDENTURES

9.1       Provision for Supplemental Indentures for Certain Purposes

          From time to time the Corporation (when authorized by action by the directors) and the Trustee may, subject to the provisions hereof, and they shall, when so directed in accordance with the provisions hereof, execute and deliver by their proper officers, indentures or instruments supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:

          (a) setting forth any adjustments resulting from the application of the provisions of Article 4;

          (b) adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of counsel, are necessary or advisable in the premises, provided that the same are not in the opinion of the Trustee, based upon the advice of counsel, prejudicial to the interests of the Warrantholders;

          (c) giving effect to any extraordinary resolution passed as provided in Article 8;

          (d) making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder or for the purpose of obtaining a listing or quotation of the Special Warrants on any stock exchange, provided that such provisions are not, in the opinion of the Trustee based upon the advice of counsel, prejudicial to the interests of the Warrantholders;

          (e) adding to or altering the provisions hereof in respect of the transfer of Special Warrants, making provision for the exchange of Warrant Certificates, and making any modification in the form of the Warrant Certificates which does not affect the substance thereof;

          (f) modifying any of the provisions of this Indenture, including relieving the Corporation from any of the obligations, conditions or restrictions herein contained, provided that such modification or relief shall be or become operative or effective only if, in the opinion of the Trustee based upon the advice of counsel, such modification or relief in no way prejudices any of the rights of the Warrantholders or of the Trustee, and provided further that the Trustee may in its sole discretion decline to enter into any such supplemental indenture which in its opinion, based upon the advice of counsel, may not afford adequate protection to the Trustee when the same shall become operative; and

          (g) for any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors, mistakes or omissions herein or any deed or indenture supplemental or ancillary hereto, provided that in the opinion of the Trustee based upon the advice of counsel the rights of the Trustee and of the Warrantholders are in no way prejudiced thereby.

9.2       Amending Adjustment Provisions

          From time to time the Corporation (when authorized by action by the directors) and the Trustee may modify the adjustments resulting from the application of the provisions of Article 4, if such modification is required as a result of any approval of the Toronto Stock Exchange and the Corporation and the Trustee may execute and deliver such documents as may be necessary to effect the modifications.

9.3       Successor Corporations

          In the case of the consolidation, amalgamation, merger or transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation ("successor corporation"), the successor corporation resulting from such consolidation, amalgamation, merger or transfer (if not the Corporation) shall expressly assume, by supplemental indenture satisfactory in form to the Trustee and executed and delivered by the successor corporation to the Trustee, the due and punctual performance and observance of each and every covenant and condition of this Indenture to be performed and observed by the Corporation.

                                   ARTICLE 10
                             CONCERNING THE TRUSTEE

10.1      Trust Indenture Legislation

          (a) If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, such mandatory requirement shall prevail.

          (b) The Corporation and the Trustee agree that each will, at all times in relation to this Indenture and any action to be taken hereunder, observe and comply with and be entitled to the benefits of Applicable Legislation.

10.2      Rights and Duties of Trustee

          (a) In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Trustee shall exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances. No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct or bad faith.

          (b) The obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Trustee or the Warrantholders hereunder shall be conditional upon the Warrantholders furnishing, when required by notice by the Trustee, sufficient funds to commence or to continue such act, action or proceeding and an indemnity reasonably satisfactory to the Trustee to protect and to hold harmless the Trustee against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. None of the provisions contained in this Indenture shall require the Trustee to expend or to risk its own funds or otherwise to incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified and funded as aforesaid.

          (c) The Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Warrantholders, at whose instance it is acting to deposit with the Trustee the Special Warrants held by them, for which Special Warrants the Trustee shall issue receipts.

          (d) Every provision of this Indenture that by its terms relieves the Trustee of liability or entitles it to rely upon any evidence submitted to it is subject to the provisions of Applicable Legislation, of this Section 10.2 and of Section 10.3.

10.3      Evidence, Experts and Advisers

          (a) In addition to the reports, certificates, opinions and other evidence required by this Indenture, the Corporation shall furnish to the Trustee such additional evidence of compliance with any provision hereof, and in such form, as may be prescribed by Applicable Legislation or as the Trustee may reasonably require by written notice to the Corporation.

          (b) In the exercise of its rights and duties hereunder, the Trustee may, if it is acting in good faith, rely as to the truth of the statements and the accuracy of the opinions expressed in statutory declarations, opinions, reports, written requests, consents, or orders of the Corporation, certificates of the Corporation or other evidence furnished to the Trustee pursuant to any provision hereof or of Applicable Legislation or pursuant to a request of the Trustee, provided that such evidence complies with Applicable Legislation that the Trustee examines the same and determines that such evidence complies with the applicable requirements of this Indenture.

          (c) Whenever it is provided in this Indenture or under Applicable Legislation that the Corporation shall deposit with the Trustee resolutions, certificates, reports, opinions, requests, orders or other documents, it is intended that the trust, accuracy and good faith on the effective date thereof and the facts and opinions stated in all such documents so deposited shall, in each and every such case, be conditions precedent to the right of the Corporation to have the Trustee take the action to be based thereon.

          (d) The Trustee may employ or retain such counsel, accountants, appraisers or other experts or advisers as it may reasonably require for the purpose of discharging its duties hereunder and may pay reasonable remuneration for all services so performed by any of them, without taxation of costs of any counsel, and shall not be responsible for any misconduct or negligence on the part of any such experts or advisers who have been appointed with due care by the Trustee.

10.4      Documents, Monies, etc. held by Trustee

          Any securities, documents of title or other instruments that may at any time be held by the Trustee subject to the trusts hereof may be placed in the deposit vaults or trust accounts of the Trustee or of any Canadian Schedule "A" chartered bank or deposited for safekeeping with any such bank. Unless herein otherwise expressly provided, any monies so held pending the application or withdrawal thereof under any provisions of this Indenture may be deposited in the name of the Trustee in any Canadian Schedule "A" chartered bank at the rate of interest (if any) then current on similar deposits or, with the consent of the Corporation, may be invested in securities issued or guaranteed by the Government of Canada or a province thereof or in obligations maturing not more than one year from the date of investment, of any Canadian Schedule "A" chartered bank. Unless the Corporation shall be in default hereunder, all interest or other income received by the Trustee in respect of such deposits and investments shall belong to the Corporation.

10.5      Actions by Trustee to Protect Interest

          The Trustee shall have power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the Warrantholders.

10.6      Trustee not Required to Give Security

          The Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise in respect of the premises.

10.7      Protection of Trustee

          By way of supplement to the provisions of any law for the time being relating to Trustees it is expressly declared and agreed as follows:

          (a) the Trustee shall not be liable for or by reason of any statements of fact or recitals in this Indenture or in the Warrant Certificates (except the representation contained in Section 10.9 or in the signature of the Trustee on the Warrant Certificates) or be required to verify the same, but all such statements or recitals are and shall be deemed to be made by the Corporation;

          (b) nothing herein contained shall impose any obligation on the Trustee to see to or to require evidence of the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto;

          (c) the Trustee shall not be bound to give notice to any person or persons of the execution hereof;

          (d) the Trustee shall not incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach on the part of the Corporation of any of the covenants herein contained or of any acts of any directors, officers, employees, agents or servants of the Corporation; and

          (e) the Trustee shall not be bound to give any notice or to do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall have been required so to do under the terms hereof nor shall the Trustee be required to take notice of any default of the Corporation hereunder unless and until notified in writing of the default (which notice must specify the nature of the default) and, in the absence of that notice, the Trustee may for all purposes hereunder conclusively assume that no default by the Corporation hereunder has occurred. The giving of any notice shall in no way limit the discretion of the Trustee hereunder as to whether any action is required to be taken in respect of any default hereunder.

10.8      Replacement of Trustee; Successor by Merger

          (a) The Trustee may resign its trust and be discharged from all further duties and liabilities hereunder, subject to this Section 10.8, by giving to the Corporation not less than 90 days' prior notice in writing or such shorter prior notice as the Corporation may accept as sufficient. The Warrantholders by extraordinary resolution shall have power at any time to remove the existing Trustee and to appoint a new trustee. In the event of the Trustee resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Corporation shall forthwith appoint a new trustee unless a new trustee has already been appointed by the Warrantholders; failing such appointment by the Corporation, the retiring Trustee or any Warrantholder may apply to a justice of the Supreme Court of the Province of British Columbia, on such notice as such justice may direct, for the appointment of a new trustee; but any new trustee so appointed by the Corporation or by the Court shall be subject to removal as aforesaid by the Warrantholders. Any new trustee appointed under any provision of this Section 10.8 shall be a corporation authorized to carry on the business of a trust company in the Province of British Columbia and, if required by the Applicable Legislation for any other provinces, in such other provinces. On any such appointment the new trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee hereunder.

          (b) Upon the appointment of a successor trustee, the Corporation shall promptly notify the Warrantholders thereof in the manner provided for in Article 11 hereof.

          (c) Any corporation into or with which the Trustee may be merged or consolidated or amalgamated, or any corporation resulting therefrom to which the Trustee shall be a party, or any corporation succeeding to the trust business of the Trustee shall be the successor to the Trustee hereunder without any further act on its part or any of the parties hereto, provided that such corporation would be eligible for appointment as a successor trustee under subsection 10.8(a).

          (d) Any Warrant Certificates countersigned but not delivered by a predecessor trustee may be countersigned by the successor trustee in the name of the predecessor or successor trustee.

10.9      Conflict of Interest

          (a) The Trustee represents to the Corporation that at the time of execution and delivery hereof no material conflict of interest exists between its role as a trustee hereunder and its role in any other capacity and agrees that in the event of a material conflict of interest arising hereafter it will, within 90 days after ascertaining that it has such material conflict of interest, either eliminate the same or assign its trust hereunder to a successor trustee approved by the Corporation and meeting the requirements set forth in subsection 10.8(a). Notwithstanding the foregoing provisions of this subsection 10.9(a), if any such material conflict of interest exists or hereafter shall exist, the validity and enforceability of this Indenture and the Warrant Certificates shall not be affected in any manner whatsoever by reason thereof.

          (b) Subject to subsection 10.9(a), the Trustee, in its personal or any other capacity, may buy, lend upon and deal in securities of the Corporation and generally may contract and enter into financial transactions with the Corporation or any subsidiary of the Corporation without being liable to account for any profit made thereby.

10.10     Acceptance of Trust

          The Trustee hereby accepts the trusts in this Indenture declared and provided for and agrees to perform the same upon the terms and conditions herein set forth and agrees to hold all rights, interests and benefits contained herein for and on behalf of those persons who become holders of Special Warrants from time to time issued pursuant to this Indenture.

10.11     Trustee not to be Appointed Receiver

          The Trustee and any person related to the Trustee shall not be appointed a receiver, a receiver and manager or liquidator of all or any part of the assets or undertaking of the Corporation.

10.12     Indemnification

          Without limiting any protection or indemnity of the Trustee under any other provision hereof, or otherwise at law, the Corporation hereby agrees to indemnify and hold harmless the Trustee from and against any and all liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including reasonable legal or advisor fees and disbursements, of whatever kind and nature which may at any time be imposed on, incurred by or asserted against the Trustee in connection with the performance of its duties and obligations hereunder, other than such liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements arising by reason of the negligence or fraud of the Trustee. This provision shall survive the resignation or removal of the Trustee, or the termination of the Indenture. The Trustee shall not be under any obligation to prosecute or to defend any action or suit in respect of the relationship which, in the opinion of its counsel, may involve it in expense or liability, unless the Corporation shall, so often as required, furnish the Trustee with satisfactory indemnity and funding against such expense or liability.

                                   ARTICLE 11
                                    GENERAL

11.1      Notice to the Corporation and the Trustee

          (a) Unless herein otherwise expressly provided, any notice to be given hereunder to the Corporation or the Trustee shall be deemed to be validly given if delivered or if sent by registered letter, postage prepaid:

                if to the Corporation:

                Spectrum Signal Processing Inc.
                200 - 2700 Production Way
                Burnaby, B.C.
                V5A 4X1

                Attention:  Pascal Spothelfer

                if to the Trustee:

                Montreal Trust Company of Canada
                3rd Floor, 510 Burrard Street,
                Vancouver, British Columbia,
                V6C 3B9

                Attention:  Corporate Trust Department

and any such notice delivered in accordance with the foregoing shall be deemed to have been received on the date of delivery or, if mailed, on the fifth Business Day following the date of the postmark on such notice.

          (b) The Corporation or the Trustee, as the case may be, may from time to time notify the other in the manner provided in subsection 11.1(a) of a change of address which, from the effective date of such notice and until changed by like notice, shall be the address of the Corporation or the Trustee, as the case may be, for all purposes of this Indenture. A copy of any notice of change of address given pursuant to subsection 11.1(b) shall be sent to the Warrant Agency, where it shall be available for inspection by Warrantholders during normal business hours.

          (c) If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Trustee or to the Corporation hereunder could reasonably be considered unlikely to reach its destination, such notice shall be valid and effective only if it is delivered to the named officer of the party to which it is addressed or, if it is delivered to such party at the appropriate address provided in subsection 11.1(a), by cable, telegram, telex or other means of prepaid, transmitted and recorded communication.

11.2      Notice to Warrantholders

          (a) Any notice to the Warrantholders under the provisions of this Indenture shall be valid and effective if sent by telegram, telex or telecopier or letter or circular through the ordinary post addressed to such holders at their post office addresses appearing on the register hereinbefore mentioned and shall be deemed to have been effectively given on the date of delivery or, if mailed, five Business Days following actual posting of the notice.

          (b) If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Warrantholders hereunder could reasonably be considered unlikely to reach its destination, such notice shall be valid and effective only if it is delivered personally to such Warrantholders or if delivered to the address for such Warrantholders contained in the register of Special Warrants maintained by the Trustee, by cable, telegram, telex or other means of prepaid, transmitted and recorded communication.

11.3      Ownership of Special Warrants

          The Corporation and the Trustee may deem and treat the registered owner of any Warrant Certificate as the absolute owner of the Special Warrant represented thereby for all purposes, and the Corporation and the Trustee shall not be affected by any notice or knowledge to the contrary except where the Corporation or the Trustee is required to take notice by statute or by order of a court of competent jurisdiction. A Warrantholder shall be entitled to the rights evidenced by such Warrant Certificate free from all equities or rights of set off or counterclaim between the Corporation and the original or any intermediate holder thereof and all persons may act accordingly and the receipt of any such Warrantholder for the Common Shares and Warrants which may be acquired pursuant thereto shall be a good discharge to the Corporation and the Trustee for the same and neither the Corporation nor the Trustee shall be bound to inquire into the title of any such holder except where the Corporation or the Trustee is required to take notice by statute or by order of a court of competent jurisdiction.

11.4      Counterparts

          This Indenture may be executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution they shall be deemed to be dated as of the date hereof.

11.5      Satisfaction and Discharge of Indenture

          On the earlier of:

          (a) the date by which there has been delivered to the Trustee for exercise, surrender for cancellation or destruction all Special Warrant Certificates theretofore certified hereunder; or

          (b)  the Time of Expiry;

and if all certificates representing the Common Shares and Warrants to be issued in compliance with the provisions hereof have been issued and delivered hereunder or to the Trustee in accordance with such provisions and all other obligations of the Corporation to the Warrantholders in connection with the exercise or deemed exercise of the Special Warrants have bee satisfied, this Indenture will cease to be of further effect and, on demand of and at the cost and expense of the Corporation and on delivery to the Trustee of a certificate of the Corporation stating that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with and on payment to the Trustee of the fees, expenses and any other amount whatsoever and other remuneration payable to the Trustee hereunder, the Trustee will execute proper instruments acknowledging satisfaction of and discharging this Indenture.

11.6 Provisions of Indentures and Special Warrants for the Sole Benefit of Parties and Warrantholders

          Nothing in this Indenture or in the Warrant Certificates, expressed or implied, shall give or be construed to give to any person other than the parties hereto and the Warrantholders, as the case may be, any legal or equitable right, remedy or claim under this Indenture, or under any covenant or provision herein or therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Warrantholders.

11.7 Special Warrants Owned by the Corporation or its Subsidiaries - Certificate to be Provided

          For the purpose of disregarding any Special Warrants owned legally or beneficially by the Corporation or any subsidiary of the Corporation in Section 8.16, the Corporation shall provide to the Trustee, from time to time, a certificate of the Corporation setting forth as at the date of such certificate:

          (a) the names (other than the name of the Corporation) of the registered holders of Special Warrants which, to the knowledge of the Corporation, are owned by or held for the account of the Corporation or any Subsidiary of the Corporation; and

          (b) the number of Special Warrants owned legally or beneficially by the Corporation or any subsidiary of the Corporation;

and the Trustee, in making the computations in Section 8.16, shall be entitled to rely on such certificate without more.

11.       Further Assurance

11.1 The parties will execute and deliver all such further documents, do or cause to be done all such further acts and things, and give all such further assurances as may be necessary to give full effect to the provisions and intent of this agreement.

IN WITNESS WHEREOF the parties hereto have executed this Indenture under their respective corporate seals and the hands of their proper officers in that behalf as of the date first above written.

SPECTRUM SIGNAL PROCESSING INC.

Per "Pascal Spothelfer"
         Authorized Signatory

MONTREAL TRUST COMPANY OF CANADA


Per "Nicole Clement"
         Authorized Signatory

Per. "Georgia Stavridis"
         Authorized Signatory

                                  SCHEDULE "A"

                              TO A SPECIAL WARRANT
                INDENTURE MADE AS OF SEPTEMBER 12, 2000 BETWEEN
                        SPECTRUM SIGNAL PROCESSING INC.
                AND MONTREAL TRUST COMPANY OF CANADA, AS TRUSTEE

THE SPECIAL  WARRANTS  REPRESENTED  BY THIS  CERTIFICATE  WILL BE VOID AND OF NO
VALUE UPON EXERCISE PURSUANT TO THE SPECIAL WARRANT INDENTURE MADE AS OF SEPTEMBER ___, 2000.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A HOLD PERIOD EXPIRING SEPTEMBER 12, 2001, AND MAY NOT BE TRADED IN BRITISH COLUMBIA UNTIL THE EXPIRY OF THE HOLD PERIOD, EXCEPT AS PERMITTED BY THE SECURITIES ACT (BRITISH COLUMBIA) AND REGULATIONS MADE UNDER THE ACT.


                                SPECIAL WARRANT
                                                              SEPTEMBER 12, 2000
                        SPECTRUM SIGNAL PROCESSING INC.
       (Incorporated under the laws of the Province of British Columbia)

                           200 - 2700 Production Way
                                 Burnaby, B.C.
                                    V5A 4X1

SPECIAL WARRANT                         _______ SPECIAL  WARRANTS each 1 special
CERTIFICATE NO. __________              warrant  entitling the holder to acquire
                                        1 Common Share and 1 Warrant



          THIS IS TO CERTIFY THAT _____________________ (herein called the "holder"), of __________________________________, is entitled to acquire in the manner herein provided, subject to the restrictions herein contained, on the Exercise Date, the number of fully paid and non-assessable common shares ("Common Shares") and Warrants without nominal or par value of SPECTRUM SIGNAL PROCESSING INC. ("the Corporation") as set forth above.

          The Special Warrants represented by this Warrant Certificate are issued under and pursuant to a special warrant indenture (herein called the "Indenture") made as of September 12, 2000 between the Corporation and Montreal Trust Company of Canada (the "Trustee") to which Indenture and any instruments supplemental thereto reference is hereby made for a full description of the rights of the holders of the Special Warrants and the terms and conditions upon which the Special Warrants are, or are to be, issued, held, exchanged and surrendered, all to the same effect as if the provisions of the Indenture and all instruments supplemental thereto were herein set forth, and to all of which provisions the holder of these Special Warrants by acceptance hereof assents. Capitalized terms used in this Warrant Certificate and not otherwise defined shall have the meanings ascribed to them in the Indenture.

          The Exercise Period shall be the period commencing on the Shareholder Approval Date and ending at the Time of Expiry. The Time of Expiry shall be 4:30 p.m. (Vancouver time) on the earlier of the first Business Day immediately following the Qualification Date and September 13, 2001, provided that if the Shareholder Approval Date has not occurred as of the Qualification Date the Time of Expiry shall be September 13, 2001. The Indenture defines the Qualification Date as the day a receipt is issued for a final prospectus relating to the distribution of the Common Shares and Warrants upon the exercise or deemed exercise of the Special Warrants by the last of the securities regulatory authorities to do so.

          The holder of the Special Warrants represented by this Warrant Certificate may elect to exercise all or any of the Special Warrants represented by this Warrant Certificate during the Exercise Period by:

          (a) duly completing and executing the exercise form attached to and forming part of this Warrant Certificate; and

          (b) surrendering this Warrant Certificate to the Trustee at the principal office of the Trustee in any of the cities of Vancouver, British Columbia or Toronto, Ontario;

and shall be entitled to receive, subject to the terms of the Indenture, certificates representing the Common Shares and Warrants issuable upon such exercise, as promptly as possible, after the date of surrender to the Trustee of this Warrant Certificate.

          If the Qualification Date has not occurred on or before January 10, 2001, the holder of the Special Warrants represented by this Warrant Certificate may, at any time after January 10, 2001 and prior to the Retraction Expiry Time, elect to have repurchased all of the Special Warrants represented by this Certificate for an amount equal to the original price of the Special Warrants so repurchased, together with interest, as provided in the Indenture and to receive a Warrant Certificate representing the balance of the holder's Special Warrants by:

          (a) duly completing and executing Part B of the exercise form attached to and forming part of this Warrant Certificate; and

          (b) surrendering this Warrant Certificate to the Trustee at the principal office of the Trustee in any of the cities of Vancouver, British Columbia or Toronto, Ontario,

and shall be entitled to receive, subject to the terms of the Indenture, such repayment and new Warrant Certificate representing the balance of the Special Warrants after such repayment, forthwith, and in any event not later than 5 Business Days after the Retraction Expiry Time.

          The Indenture provides for adjustments to the right of subscription, including the amount of and class and kind of securities or other property issuable upon exercise, upon the happening of certain stated events, including the subdivision or consolidation of the Common Shares, certain distributions of Common Shares or securities convertible into Common Shares or of other securities or assets of the Corporation, certain offerings of rights, warrants or options, and certain capital reorganizations and for payment of an amount to compensate for dividends paid on Common Shares.

          If, immediately prior to the Time of Expiry, the Special Warrants represented by this Warrant Certificate have not been exercised, the Special Warrants represented hereby shall at that time be deemed to have been exercised and surrendered by the holder thereof without any further action on the part of the holder, provided that if the Shareholder Approval Date has not occurred prior to the Time of Expiry and the Special Warrants represented by this Warrant Certificate have not been exercised, the Special Warrants represented hereby shall at that time be deemed to have been retracted and surrendered by the holder thereof without any further action on the part of the holder and the holder shall be entitled to receive, subject to the terms of the Indenture, an amount equal to the original price of the Special Warrants so repurchased, together with interest, as provided in the Indenture no later than five Business Days after the Expiry Time.

          If the Special Warrants represented by this Warrant Certificate are exercised or are deemed to be exercised by the holder, notwithstanding that the Qualification Date has not occurred, the Corporation will be entitled to refuse, and to direct the Trustee to refuse, to issue any Common Shares and Warrants thereafter issuable if the issuance of such Common Shares and Warrants would constitute a violation of the securities laws of any jurisdiction.

          The holder of this Warrant Certificate may upon surrender hereof to the Trustee at its principal transfer office in any of the cities of Vancouver, British Columbia and Toronto, Ontario, exchange this Warrant Certificate for other Warrant Certificates evidencing Special Warrants entitling the holder to receive in the aggregate the same number of Common Shares and Warrants as may be acquired pursuant to the Special Warrants evidenced by this Warrant Certificate.

          The holding of the Special Warrants evidenced by this Warrant Certificate shall not constitute the holder hereof a shareholder of the Corporation or entitle the holder to any right or interest in respect thereof except as herein and in the Indenture expressly provided.

          The Special Warrants evidenced by this Warrant Certificate may only be transferred in accordance with applicable securities laws, the rules of any stock exchanges on which the Common Shares are then listed and upon executing the transfer form appended hereto and, subject thereto, may be transferred on the register of Special Warrants of the Corporation kept at the offices of the Trustee by the holder hereof or his legal representative of this or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee only upon compliance with the conditions prescribed in the Indenture and upon compliance with such reasonable requirements as the Trustee may prescribe.

          This Warrant Certificate shall not be valid for any purpose whatsoever unless and until it has been countersigned by or on behalf of the Trustee.

          Time shall be of the essence hereof.

          IN WITNESS WHEREOF the undersigned has caused this Warrant Certificate to be duly executed as of the _____ day of September, 2000.

SPECTRUM SIGNAL PROCESSING INC.


By:_____________________________

                             TRUSTEE'S CERTIFICATE

This Special Warrant is one of the Special Warrants dated September 12, 2000, referred to in the Special Warrant Indenture within mentioned.

MONTREAL TRUST COMPANY OF CANADA


By:_____________________________
      Authorized Officer

                          TRANSFER OF SPECIAL WARRANTS

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto______________________________________________, (Name /Address)
the Special Warrants registered in the name of the undersigned represented by the within certificate.

          DATED this _______ day of __________________, 200___.

______________________________      _____________________________
Signature Guarantee                 (Signature of Warrantholder)

Note The signature of the person signing this transfer must be signature guaranteed by a Bank or Trust Company, or Medallion Guaranteed by a member of an acceptable Medallion Guarantee Program.

EXERCISE FORM

TO       SPECTRUM SIGNAL PROCESSING INC.

AND TO:  MONTREAL TRUST COMPANY OF CANADA

COMPLETE PART A OR PART B* AND SIGN ON PAGE 2

*PART B MAY ONLY BE SELECTED IF THE QUALIFICATION DATE HAS NOT OCCURRED ON OR BEFORE JANUARY 10, 2001.

PART A - The undersigned holder of Special Warrants hereby exercises in respect of ________________ Special Warrants the right provided for in the Special Warrants to receive ______________ Common
                Shares and ______________ Warrants of Spectrum Signal Processing Inc. issuable pursuant to the Special Warrants.

The undersigned acknowledges that the certificates representing the Common Shares and Warrants to be issued hereunder shall bear the following legend if issued to a person in the United States on to a U.S. Person (as those terms are defined in Regulation S under the United States Securities Act of 1933, as amended):

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION
     (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER, OR
     (D) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION AFTER PROVIDING AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION TO EFFECT THAT REGISTRATION IS NOT REQUIRED. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY' IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. AT ANY TIME THE CORPORATION IS A "FOREIGN ISSUER" AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT, A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY", MAY BE OBTAINED FROM MONTREAL TRUST COMPANY OF CANADA UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO MONTREAL TRUST COMPANY OF CANADA AND THE CORPORATION, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT.

The undersigned hereby irrevocably directs that the said Common Shares and Warrants be issued and delivered as follows:

Name(s) in Full            Address(es)               Number(s) of Common Shares
                                                     and Warrants

_______________________    _______________________   _______________________

_______________________    _______________________   _______________________

(Please print in full the name in which the certificates are to be issued. If any of the securities are to be issued to a person or persons other than the Warrantholder, the Transfer of Special Warrants should be endorsed and the Warrantholder must pay to the Trustee all eligible transfer or taxes or other government charges.)

PART B -        REPURCHASE BY  CORPORATION  OF PORTION OF SPECIAL  WARRANTS AND
                ISSUANCE  OF  CERTIFICATE   REPRESENTING   BALANCE  OF  SPECIAL
                WARRANTS

          The undersigned holder of Special Warrants hereby exercises the right provided for in the Special Warrants to:

          (i) require the Corporation to repurchase the Special Warrants evidenced by this Certificate; and

          (ii) receive a Certificate representing the balance of the Special Warrants evidenced by this Certificate.

          The undersigned hereby elects to require the Corporation to repurchase ________________ Special Warrants and irrevocably directs that the payment for repurchase of such Special Warrants be made payable as follows:

         Name: ________________________________________________________________

         Address in Full: _____________________________________________________

                          _____________________________________________________

         Telephone No.:   _____________________________________________________

          The undersigned hereby irrevocably directs that the Certificate representing the balance of the Special Warrants evidenced by this Certificate be issued and delivered as follows:

         Name(s) in Full        Address(es)

         ____________________   _______________________________________________

         ____________________   _______________________________________________

         ____________________   _______________________________________________

(Please print in full the name in which the certificate is to be issued. If any of the securities are to be issued to a person or persons other than the Warrantholder, the Transfer of Special Warrants should be endorsed and the Warrantholder must pay to the Trustee all eligible transfer or taxes or other government charges.)